UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 7, 2007

ENVIRONMENTAL POWER CORPORATION

(Exact name of Company as specified in its charter)

Delaware	001-32393	75-3117389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Cate Street, Fourth Floor, Portsmouth, New Hampshire 03801

(Address of principal executive offices, including zip code)

(603) 431-1780

(Company’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01	NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

On December 7, 2007, the Board of Directors of Environmental Power Corporation, a Delaware corporation (the “Company”), voted to authorize the transfer of the listing of the Company’s common stock, $0.01 par value per share (the “Common Stock”), from the American Stock Exchange to the NASDAQ Capital Market. The Company has received notice from the NASDAQ Stock Market, LLC that it has approved the listing of the Common Stock on the NASDAQ Capital Market. The Company expects that trading of its Common Stock will cease on the American Stock Exchange, and begin on the NASDAQ Capital Market, at the opening of trading on December 21, 2007. The Common Stock will continue to trade on the NASDAQ Capital Market under the symbol “EPG.” The Company made this decision after careful consideration of capital market alternatives and analysis of NASDAQ’s electronic market model, which the Company believes will provide added visibility to its investors. In addition, the Company believes that NASDAQ’s electronic multiple market maker structure will provide it with enhanced exposure and liquidity, while at the same time providing investors with better prices, faster execution and lower cost per trade.

The Company issued a press release regarding the foregoing on December 10, 2007, a copy of which is attached to this current report on Form 8-K as Exhibit 99.1.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On December 7, 2007, the Board of Directors of the Company approved an amendment and restatement of the Company’s bylaws (the “Second Amended and Restated Bylaws”) to allow the Company to comply with NASDAQ requirements mandating that companies listed on NASDAQ be eligible to participate in a Direct Registration System (“DRS”) operated by a clearing agency registered under Section 17A of the Securities Exchange Act of 1934, as amended. The changes to the Company’s bylaws are designed so that the Company will be eligible to issue uncertificated shares and participate in the DRS program. A DRS program permits an investor’s ownership to be recorded and maintained on the books of the issuer or the issuer’s transfer agent without the issuance of a physical stock certificate, including by electronic means, such as through the DRS program offered by the Depository Trust Company.

The foregoing summary of the terms of the Second Amended and Restated Bylaws is subject to, and qualified in its entirety by, the complete text of the Second Amended and Restated Bylaws, which are attached to this current report on Form 8-K as Exhibit 3.1 and incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

3.1	Second Amended and Restated Bylaws of the Company

99.1	Press release, dated December 10, 2007, announcing the termination of listing of the Company’s common stock on the American Stock Exchange the listing of such common stock on the NASDAQ Capital Market.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIRONMENTAL POWER CORPORATION

By:  /s/    Michael E. Thomas

        Michael E. Thomas

        Senior Vice President,

        Chief Financial Officer and Treasurer

Dated:  December 12, 2007